Exhibit 99.1

KELLY SERVICES® REPORTS
THIRD QUARTER 2017 EARNINGS

Financial Highlights

•	Q3 revenue up 6.5%, up 5.3% in constant currency

•	Q3 operating earnings of $18.2 million, down 3%

•	Q3 earnings per share of $0.58 compared to $2.06, or $0.44 on an adjusted basis, a 32% increase year-over-year on an adjusted basis.

TROY, MI (November 8, 2017) -- Kelly Services (Nasdaq: KELYA) (Nasdaq: KELYB), a global leader in providing workforce solutions, today announced results for the third quarter of 2017.

George S. Corona, President and Chief Executive Officer, announced revenue for the third quarter of 2017 totaled $1.3 billion, a 6.5% increase, or 5.3% in constant currency, compared to the corresponding quarter of 2016.

Earnings from operations for the third quarter of 2017 totaled $18.2 million, compared to $18.8 million reported for the third quarter of 2016.

Diluted earnings per share in the third quarter of 2017 were $0.58 compared to $2.06 per share in the third quarter of 2016. During the third quarter of 2016, Kelly transferred its APAC staffing operations to the TS Kelly Asia Pacific joint venture and recorded a pre-tax gain of $87.2 million. Kelly retains a 49% ownership interest in the joint venture. Diluted earnings per share in the third quarter of 2016 include the $1.62 after-tax gain on the APAC JV transaction. Excluding the after-tax gain from 2016 third quarter results, adjusted earnings per share were $0.44 in the third quarter of 2016.

Reflecting on the results, Corona stated, “Our third quarter performance confirmed that we are continuing to drive top-line growth and shareholder value, even as we invest in talent, technology, and solutions to accelerate our progress. Our acquisition of Teachers On Call and our decision to implement a digital talent platform confirm that we are not content to stop at short-term growth, and we are strategically positioning Kelly for long-term success as the world of work evolves.”

Kelly also reported that on November 7, its board of directors declared a dividend of $0.075 per share. The dividend is payable December 7, 2017 to shareholders of record as of the close of business on November 22, 2017.

In conjunction with its third quarter earnings release, Kelly Services has published a financial presentation on the Investor Relations page of our public website and will host a conference call at 9:00 a.m. (ET) on November 8 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Internet:
Kellyservices.com

Via the Telephone:

U.S.	1 800 288-9626

International	1 651 291-5254
The pass code is Kelly Services

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including TS Kelly Asia Pacific, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of full-time employees to lead complex talent supply chain sales and operations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyber attacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment compensation, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

As a global leader in providing workforce solutions, Kelly Services, Inc. (Nasdaq: KELYA, KELYB) and its subsidiaries, offer a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire, and direct-hire basis. Kelly® directly employs nearly 500,000 people around the world in addition to having a role in connecting thousands more with work through its global network of talent suppliers and partners. Revenue in 2016 was $5.3 billion.  Visit kellyservices.com and connect with us on Facebook, LinkedIn, & Twitter.

KLYA-FIN

# # #

ANALYST CONTACT:	MEDIA CONTACT:

James Polehna	Jane Stehney

(248) 244-4586	(248) 244-5630

james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED OCTOBER 1, 2017 AND OCTOBER 2, 2016
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2017	2016	Change		Change	Change

Revenue from services	$1,328.8	$1,247.8	$81.0		6.5%	5.3%

Cost of services	1,098.1	1,032.7	65.4		6.3

Gross profit	230.7	215.1	15.6		7.3	6.2

Selling, general and administrative expenses	212.5	196.3	16.2		8.3	7.3

Earnings from operations	18.2	18.8	(0.6)		(2.9)

Gain on investment in TS Kelly Asia Pacific	—	87.2	(87.2)		NM

Other expense, net	(0.4)	(0.4)	—		(4.8)

Earnings before taxes and equity in net earnings (loss) of affiliate	17.8	105.6	(87.8)		(83.1)

Income tax (benefit) expense	(4.1)	24.7	(28.8)		(116.5)

Net earnings before equity in net earnings (loss) of affiliate	21.9	80.9	(59.0)		(72.9)

Equity in net earnings (loss) of affiliate	1.1	—	1.1		NM

Net earnings	$23.0	$80.9	$(57.9)		(71.5)%

Basic earnings per share	$0.59	$2.08	$(1.49)		(71.6)%
Diluted earnings per share	$0.58	$2.06	$(1.48)		(71.8)%

STATISTICS:

Staffing fee-based income (included in revenue from services)	$14.2	$13.2	$1.0		6.9%	4.1%

Gross profit rate	17.4%	17.2%	0.2	pts.

Conversion rate	7.9	8.7	(0.8)

% Return:
Earnings from operations	1.4	1.5	(0.1)
Net earnings	1.7	6.5	(4.8)

Effective income tax rate	(22.9)%	23.4%	(46.3)	pts.

Average number of shares outstanding (millions):
Basic	38.3	38.1
Diluted	38.8	38.4

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 39 WEEKS ENDED OCTOBER 1, 2017 AND OCTOBER 2, 2016
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2017	2016	Change		Change	Change

Revenue from services	$3,952.1	$3,972.4	$(20.3)		(0.5)%	(0.7)%

Cost of services	3,261.0	3,294.1	(33.1)		(1.0)

Gross profit	691.1	678.3	12.8		1.9	1.7

Selling, general and administrative expenses	636.2	634.9	1.3		0.2	0.1

Earnings from operations	54.9	43.4	11.5		26.5

Gain on investment in TS Kelly Asia Pacific	—	87.2	(87.2)		NM

Other expense, net	(2.5)	(1.3)	(1.2)		(91.7)

Earnings before taxes and equity in net earnings (loss) of affiliate	52.4	129.3	(76.9)		(59.5)

Income tax expense	0.1	28.2	(28.1)		(99.6)

Net earnings before equity in net earnings (loss) of affiliate	52.3	101.1	(48.8)		(48.3)

Equity in net earnings (loss) of affiliate	1.6	(0.1)	1.7		NM

Net earnings	$53.9	$101.0	$(47.1)		(46.7)%

Basic earnings per share	$1.38	$2.59	$(1.21)		(46.7)%
Diluted earnings per share	$1.37	$2.58	$(1.21)		(46.9)%

STATISTICS:

Staffing fee-based income (included in revenue from services)	$41.4	$46.3	$(4.9)		(10.8)%	(11.7)%

Gross profit rate	17.5%	17.1%	0.4	pts.

Conversion rate	7.9	6.4	1.5

% Return:
Earnings from operations	1.4	1.1	0.3
Net earnings	1.4	2.5	(1.1)

Effective income tax rate	0.2%	21.8%	(21.6)	pts.

Average number of shares outstanding (millions):
Basic	38.3	38.0
Diluted	38.8	38.3

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Third Quarter

			%		CC %
	2017	2016	Change		Change
AMERICAS STAFFING
Revenue from services	$554.8	$518.2	7.1%		6.6%
Gross profit	98.8	95.0	4.1		3.7
Total SG&A expenses	85.5	80.7	6.0		5.6
Earnings from operations	13.3	14.3	(6.7)

Gross profit rate	17.8%	18.3%	(0.5)	pts.
Conversion rate	13.5	15.0	(1.5)
Return on sales	2.4	2.8	(0.4)

GLOBAL TALENT SOLUTIONS
Revenue from services	$503.0	$495.0	1.6%		1.3%
Gross profit	93.0	86.2	7.9		7.6
Total SG&A expenses	72.2	70.2	2.8		2.5
Earnings from operations	20.8	16.0	30.3

Gross profit rate	18.5%	17.4%	1.1	pts.
Conversion rate	22.4	18.5	3.9
Return on sales	4.1	3.2	0.9

INTERNATIONAL STAFFING
Revenue from services	$275.6	$239.3	15.2%		10.4%
Gross profit	39.5	35.0	12.7		7.7
Total SG&A expenses	32.3	30.5	6.1		1.9
Earnings from operations	7.2	4.5	57.0

Gross profit rate	14.3%	14.7%	(0.4)	pts.
Conversion rate	18.0	12.9	5.1
Return on sales	2.6	1.9	0.7

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	September Year to Date

			%		CC %
	2017	2016	Change		Change
AMERICAS STAFFING
Revenue from services	$1,703.5	$1,614.7	5.5%		5.3%
Gross profit	307.9	292.9	5.1		5.0
SG&A expenses excluding restructuring charges	252.6	244.1	3.5		3.4
Restructuring charges	0.4	1.8	(80.0)		(79.8)
Total SG&A expenses	253.0	245.9	2.9		2.8
Earnings from operations	54.9	47.0	16.8
Earnings from operations excluding restructuring charges	55.3	48.8	13.2

Gross profit rate	18.1%	18.1%	—	pts.
Conversion rate	17.8	16.1	1.7
Conversion rate excluding restructuring charges	18.0	16.7	1.3
Return on sales	3.2	2.9	0.3
Return on sales excluding restructuring charges	3.2	3.0	0.2

GLOBAL TALENT SOLUTIONS
Revenue from services	$1,495.8	$1,486.5	0.6%		0.6%
Gross profit	272.2	257.2	5.8		5.9
SG&A expenses excluding restructuring charges	218.8	213.2	2.6		2.7
Restructuring charges	2.0	0.4	415.5		417.6
Total SG&A expenses	220.8	213.6	3.4		3.5
Earnings from operations	51.4	43.6	18.0
Earnings from operations excluding restructuring charges	53.4	44.0	21.5

Gross profit rate	18.2%	17.3%	0.9	pts.
Conversion rate	18.9	16.9	2.0
Conversion rate excluding restructuring charges	19.6	17.1	2.5
Return on sales	3.4	2.9	0.5
Return on sales excluding restructuring charges	3.6	3.0	0.6

INTERNATIONAL STAFFING
Revenue from services	$766.0	$885.6	(13.5)%		(14.0)%
Gross profit	112.7	131.4	(14.2)		(14.8)
SG&A expenses excluding restructuring charges	96.2	115.1	(16.4)		(16.8)
Restructuring charges	—	1.2	(100.0)		(100.0)
Total SG&A expenses	96.2	116.3	(17.2)		(17.6)
Earnings from operations	16.5	15.1	9.1
Earnings from operations excluding restructuring charges	16.5	16.3	1.6

Gross profit rate	14.7%	14.8%	(0.1)	pts.
Conversion rate	14.6	11.5	3.1
Conversion rate excluding restructuring charges	14.6	12.3	2.3
Return on sales	2.2	1.7	0.5
Return on sales excluding restructuring charges	2.2	1.8	0.4

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	October 1, 2017	Jan. 1, 2017	October 2, 2016
Current Assets
Cash and equivalents	$22.2	$29.6	$27.6
Trade accounts receivable, less allowances of
$13.1, $12.5 and $11.1, respectively	1,271.7	1,138.3	1,125.8
Prepaid expenses and other current assets	70.0	46.7	53.0
Total current assets	1,363.9	1,214.6	1,206.4

Noncurrent Assets
Property and equipment, net	81.4	80.8	80.5
Deferred taxes	192.0	180.1	179.8
Goodwill	107.1	88.4	88.4
Investment in equity affiliate	116.4	114.8	113.6
Other assets	475.9	349.4	370.6
Total noncurrent assets	972.8	813.5	832.9

Total Assets	$2,336.7	$2,028.1	$2,039.3

Current Liabilities
Short-term borrowings	$23.9	$—	$8.7
Accounts payable and accrued liabilities	496.1	455.1	408.7
Accrued payroll and related taxes	312.6	241.5	276.9
Accrued insurance	25.6	23.4	26.8
Income and other taxes	60.0	51.1	56.9
Total current liabilities	918.2	771.1	778.0

Noncurrent Liabilities
Accrued insurance	49.7	45.5	40.2
Accrued retirement benefits	175.0	157.4	153.9
Other long-term liabilities	66.8	42.1	50.7
Total noncurrent liabilities	291.5	245.0	244.8

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(35.2)	(39.0)	(39.1)
Paid-in capital	30.0	28.6	26.2
Earnings invested in the business	968.8	923.6	906.8
Accumulated other comprehensive income	123.3	58.7	82.5
Total stockholders' equity	1,127.0	1,012.0	1,016.5

Total Liabilities and Stockholders' Equity	$2,336.7	$2,028.1	$2,039.3

STATISTICS:
Working Capital	$445.7	$443.5	$428.4
Current Ratio	1.5	1.6	1.6
Debt-to-capital %	2.1%	—%	0.9%
Global Days Sales Outstanding	58	53	56
Year-to-Date Free Cash Flow	$18.2	$26.9	$20.4

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 39 WEEKS ENDED OCTOBER 1, 2017 AND OCTOBER 2, 2016
(UNAUDITED)
(In millions of dollars)

	2017	2016
Cash flows from operating activities:
Net earnings	$53.9	$101.0
Noncash adjustments:
Depreciation and amortization	16.5	16.0
Provision for bad debts	3.6	6.1
Stock-based compensation	6.8	7.6
Gain on investment in TS Kelly Asia Pacific equity affiliate	—	(87.2)
Other, net	(2.3)	(2.2)
Changes in operating assets and liabilities, net of acquisition	(45.6)	(13.1)

Net cash from operating activities	32.9	28.2

Cash flows from investing activities:
Capital expenditures	(14.7)	(7.8)
Acquisition of company, net of cash received	(37.2)	—
Net cash proceeds from investment in TS Kelly Asia Pacific equity affiliate	—	18.8
Proceeds from repayment of loan to TS Kelly equity affiliate	0.6	—
Other investing activities	—	(0.4)

Net cash (used in) from investing activities	(51.3)	10.6

Cash flows from financing activities:
Net change in short-term borrowings	23.9	(47.8)
Dividend payments	(8.7)	(7.7)
Payments of tax withholding for restricted shares	(1.7)	(2.1)
Other financing activities	(0.1)	0.4

Net cash from (used in) financing activities	13.4	(57.2)

Effect of exchange rates on cash and equivalents	(2.4)	3.8

Net change in cash and equivalents	(7.4)	(14.6)
Cash and equivalents at beginning of period	29.6	42.2

Cash and equivalents at end of period	$22.2	$27.6

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Third Quarter (Americas, International and GTS)

			%	CC %
	2017	2016	Change	Change

Americas
United States	$941.1	$900.3	4.5%	4.5%
Canada	37.1	34.9	6.2	1.9
Mexico	32.9	27.6	19.4	13.3
Puerto Rico	15.9	20.9	(23.8)	(23.8)
Brazil	12.3	13.3	(7.4)	(9.4)
Total Americas	1,039.3	997.0	4.2	3.9

EMEA
France	73.0	60.8	20.1	14.1
Switzerland	59.1	55.0	7.4	6.0
Portugal	46.0	39.2	17.5	11.6
United Kingdom	23.3	19.5	19.1	19.5
Russia	22.5	18.4	22.4	11.6
Italy	15.9	13.6	17.1	11.1
Germany	15.5	14.2	8.5	3.0
Norway	8.9	8.4	7.2	2.5
Ireland	8.3	7.7	8.1	2.6
Other	12.1	9.7	25.0	18.4
Total EMEA	284.6	246.5	15.5	10.7

Total APAC	4.9	4.3	12.6	8.8

Total Kelly Services, Inc.	$1,328.8	$1,247.8	6.5%	5.3%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	September Year to Date (Americas, International and GTS)

			%	CC %
	2017	2016	Change	Change

Americas
United States	$2,866.8	$2,765.8	3.7%	3.7%
Canada	105.8	105.2	0.6	(0.5)
Mexico	85.0	79.6	6.8	9.1
Puerto Rico	51.2	65.9	(22.3)	(22.3)
Brazil	38.3	33.5	14.3	1.6
Total Americas	3,147.1	3,050.0	3.2	3.1

EMEA
France	202.1	178.6	13.2	13.3
Switzerland	161.3	156.2	3.3	3.6
Portugal	124.0	111.6	11.1	11.2
Russia	69.3	49.0	41.5	21.5
United Kingdom	64.3	66.2	(2.9)	5.7
Italy	45.3	42.1	7.6	7.7
Germany	43.3	45.3	(4.5)	(4.3)
Norway	24.9	24.4	2.2	1.0
Ireland	23.4	18.1	295.0	29.8
Other	33.5	27.8	20.7	20.5
Total EMEA	791.4	719.3	10.0	9.6

Total APAC	13.6	203.1	(93.3)	(13.1)

Total Kelly Services, Inc.	$3,952.1	$3,972.4	(0.5)%	(0.7)%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 13 AND 39 WEEKS ENDED OCTOBER 1, 2017 AND OCTOBER 2, 2016
(UNAUDITED)
(In millions of dollars except per share data)

	Third Quarter		September Year to Date
	2017	2016	2017	2016

Revenue from services	$1,328.8	$1,247.8	$3,952.1	$3,972.4
Disposal of APAC businesses (Note 1)	—	—	—	(191.1)
Adjusted revenue from services	$1,328.8	$1,247.8	$3,952.1	$3,781.3

	Third Quarter		September Year to Date
	2017	2016	2017	2016

Gross profit	$230.7	$215.1	$691.1	$678.3
Disposal of APAC businesses (Note 1)	—	—	—	(30.2)
Adjusted gross profit	$230.7	$215.1	$691.1	$648.1

	Third Quarter		September Year to Date
	2017	2016	2017	2016

Earnings from operations	$18.2	$18.8	$54.9	$43.4
Disposal of APAC businesses (Note 1)	—	—	—	(5.9)
Restructuring charges (Note 2)	—	—	2.4	3.4
Adjusted earnings from operations	$18.2	$18.8	$57.3	$40.9

	Third Quarter
	2017		2016
	Amount	Per Share	Amount	Per Share

Net earnings	$23.0	$0.58	$80.9	$2.06
Gain on investment in equity affiliate, net of taxes (Note 3)	—	—	(63.7)	(1.62)
Adjusted net earnings	$23.0	$0.58	$17.2	$0.44

	September Year to Date
	2017		2016
	Amount	Per Share	Amount	Per Share

Net earnings	$53.9	$1.37	$101.0	$2.58
Disposal of APAC businesses (Note 1)	—	—	(4.5)	(0.12)
Restructuring charges, net of taxes (Note 2)	1.7	0.04	2.5	0.07
Gain on investment in equity affiliate, net of taxes (Note 3)	—	—	(63.7)	(1.63)
Adjusted net earnings	$55.6	$1.41	$35.3	$0.90

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2016 disposal of APAC businesses, 2017 and 2016 restructuring charges and the 2016 gain on investment of equity affiliate is useful to understand the Company's fiscal 2017 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) Disposal of APAC businesses represents the 2016 operational results of business contributed to TS Kelly Asia Pacific in the third quarter of 2016.

(2) Restructuring charges in 2017 represent costs related primarily to optimizing our GTS service delivery models to deliver expected cost savings. Restructuring charges in 2016 include costs related to actions taken in the Americas and International regions designed to increase operational efficiency and align our staffing operations with opportunities for growth within their markets.

(3) Gain on investment in equity affiliate represents the difference between the fair value and book value of amounts contributed by the Company to the investment in TS Kelly Asia Pacific in the third quarter of 2016.